FOR IMMEDIATE RELEASE

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Lynn Kettleson

Clarke Communication Group

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lkettleson@kettlesongroup.com

DAVLIN PHILANTHROPIC FUND

ANNOUNCES FIRST ANNUAL CHARITABLE AWARDS

WAYLAND, MA (May 18, 2009)  -- At a time when charities are looking for new sources of funding, the Davlin Philanthropic Fund has sent its first set of “sustainable giving” donations to nine charities.  This marks the first time a mutual fund has allowed investors to donate to charity a significant portion of the fees typically paid to fund management.

Pounded on one side by falling donations while requests for their services are rising on the other side, charities are eager for new sources of funding.  For many of the recipients of the Davlin Philanthropic Fund checks, the new money was a complete surprise and a “godsend.”

"The donation from the Davlin Philanthropic Fund comes at a crucial time for us.  We are excited because it represents a new opportunity for us - it opens new doors to fund development among our pilot and medical constituencies, and gives us and our financial supporters a new tool for generating support for us.  It's a win-win situation for all of us," said Maureen Schmidt

Executive Director, Angel Flight East

Anne Williams, Assistant Manager of WNRN in Charlottesville, Va., said: "We think that the Davlin Fund is a great concept - especially in this era - and we are very happy to partner with them and promote the idea to our listeners.  The idea that investors can use their savings to create new funding for organizations like ours is very innovative, and we couldn't be more thrilled - it is working just they way they said it would."

Charities receiving checks included the Earthwatch Institute of Maynard, Mass.; Angel flight East of Blue Bell, Penn.; the Juvenile Diabetes Research Foundation of New York, NY; the Alzheimers Association in Chicago, Ill.; The American Society for the Prevention of Cruelty to Animals in New York City; the Nature Conservancy in Arlington, Va.; the Public Theatre in New York, NY; Hands Together for Haiti in Springfield, Mass.; and WNRN in Charlottesville, Va.

Bill Davlin, president of the Davlin Funds, said, “We believe that by creating a mutual fund where investors own the assets and get all the returns, and their favorite charities get most of the advisory fees, we have created a tool that can offer the average person the opportunity to make a significant difference.  This is what we like to refer to as sustainable giving.”

“Over the long term, we hope to fundamentally change the landscape of philanthropy,” he said.  “If we can continue to grow, the world will get a whole new group of philanthropic supporters.”

About the Davlin Philanthropic Fund

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to make charitable contributions from their management fees while maintaining control and ownership of their investment.  The Davlin Fund charges a 1.50% fund management fee, and donates one-third (or 0.50%) of the fee and 100% of fund manager’s profits to charities with guidance from fund investors.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin8.

As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin8.  Read the prospectus carefully before investing.